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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements No. 333-11981, 333-13271, 333-41385 and 333-84869.


                              ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
September 24, 1999